UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 700, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the Company held its virtual 2023 Annual Meeting of Shareholders. The number of shares present at the Annual Meeting was 121,541,938, representing 92.67% of the 131,147,426 shares issued and outstanding that were entitled to vote on March 28, 2023, the record date for the Annual Meeting.

Five items of business were submitted to shareholders at the Annual Meeting. The voting results for each proposal are set forth below:

1.    Election of Directors. The director nominees listed below were duly elected at the Annual Meeting for annual terms expiring in 2024 pursuant to the following votes:

Nominee	For	Against	Abstained	Broker Non-Votes
R. Scott Rowe	117,070,971	699,325	33,966	3,737,676

Sujeet Chand	117,294,370	476,553	33,339	3,737,676

Ruby R. Chandy	114,553,793	3,216,943	33,526	3,737,676

Gayla J. Delly	103,745,697	13,975,315	83,250	3,737,676

John R. Friedery	112,685,222	5,084,146	34,894	3,737,676

John L. Garrison	113,459,398	4,310,765	34,099	3,737,676

Michael C. McMurray	116,468,047	1,302,533	33,682	3,737,676

Thomas B. Okray	117,570,014	199,819	34,429	3,737,676

David E. Roberts	116,334,820	1,435,630	33,812	3,737,676

Kenneth I. Siegel	116,858,911	862,241	83,110	3,737,676

Carlyn R. Taylor	117,202,626	568,784	32,852	3,737,676

2.    Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	109,857,939
Votes AGAINST:	7,871,254
Votes ABSTAINED:	75,069
Broker Non-Votes:	3,737,676

3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The proposal for approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes for 1 YEAR:	115,418,055
Votes for 2 YEARS:	153,979
Votes for 3 YEARS:	2,188,757
Votes ABSTAINED:	43,471
Broker Non-Votes:	3,737,676

4.    Ratification of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2023 was ratified pursuant to the following votes:

Votes FOR:	116,608,585
Votes AGAINST:	4,890,577
Votes ABSTAINED:	42,776
Broker Non-Votes:	N/A

5.    Shareholder Proposal – Eliminate Ownership Requirements to Call a Special Meeting. The shareholder proposal requesting that the Board of Directors take the steps necessary to amend the Company’s organizational documents to give any holders of a combined 25% of outstanding common stock, regardless of the length of stock ownership, the power to call a special shareholder meeting, did not pass, pursuant to the following votes:

Votes FOR:	22,978,610
Votes AGAINST:	94,723,844
Votes ABSTAINED:	101,808
Broker Non-Votes:	3,737,676

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	The cover page from Flowserve Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 30, 2023	By:	/s/ Susan C. Hudson
Susan C. Hudson
Senior Vice President, Chief Legal Officer and Corporate Secretary